UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2017

Date of reporting period:	September 30, 2017

Item  1.     Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (11.8% of Net Assets)

$253,790	321 Henderson Receivables LLC, (17-1A-A), (144A), 3.99%, due 08/16/60(1)	$260,825
1,400,000	A Voce CLO, Ltd., (14-1A-A1R), (144A), 2.464% (3 mo. USD LIBOR + 1.16%), due 07/15/26(1)(2)	1,403,164
1,370,000	AMMC CLO, (16-19A-A), (144A), 2.804% (3 mo. USD LIBOR + 1.5%), due 10/15/28(1)(2)	1,380,046
777,891	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	326,704
529,571	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	206,525
710,000	Babson CLO, Ltd., (14-3A-AR), (144A), 2.624% (3 mo. USD LIBOR + 1.32%), due 01/15/26(1)(2)	716,424
653,109	Bayview Commercial Asset Trust, (03-2-A), (144A), 2.107% (1 mo. USD LIBOR + 0.87%), due 12/25/33(1)(2)	629,509
527,643	Bayview Commercial Asset Trust, (04-1-A), (144A), 1.597% (1 mo. USD LIBOR + 0.36%), due 04/25/34(1)(2)	520,434
548,270	Bayview Commercial Asset Trust, (04-2-A), (144A), 1.667% (1 mo. USD LIBOR + 0.43%), due 08/25/34(1)(2)	530,247
273,185	Bayview Commercial Asset Trust, (04-3-A1), (144A), 1.607% (1 mo. USD LIBOR + 0.37%), due 01/25/35(1)(2)	264,299
789,646	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 1.464% (1 mo. USD LIBOR + 0.23%), due 12/25/36(1)(2)	748,884
382,477	Bayview Commercial Asset Trust, (07-3-A1), (144A), 1.474% (1 mo. USD LIBOR + 0.24%), due 07/25/37(1)(2)	364,330
1,400,000	Blue Hill CLO, Ltd., (13-1A-AR), (144A), 2.484% (3 mo. USD LIBOR + 1.18%), due 01/15/26(1)(2)	1,401,276
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 2.517% (3 mo. USD LIBOR + 1.2%), due 02/25/35(2)	2,249,862
857,857	CIT Education Loan Trust, (07-1-A), (144A), 1.418% (3 mo. USD LIBOR + 0.09%), due 03/25/42(1)(2)	807,301
640,000	Dryden Senior Loan Fund, (15-37A A), (144A), 2.804% (3 mo. USD LIBOR + 1.5%), due 04/15/27(1)(2)	641,103
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 2.037% (1 mo. USD LIBOR + 0.8%), due 04/26/32(1)(2)	1,241,553
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 2.587% (1 mo. USD LIBOR + 1.35%), due 03/25/36(1)(2)	1,523,399
2,295,229	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 1.887% (1 mo. USD LIBOR + 0.65%), due 08/27/46(1)(2)	2,228,970
226,401	GE Business Loan Trust, (05-1A-A3), (144A), 1.484% (1 mo. USD LIBOR + 0.25%), due 06/15/33(1)(2)	222,018
422,392	GE Business Loan Trust, (05-2A-A), (144A), 1.474% (1 mo. USD LIBOR + 0.24%), due 11/15/33(1)(2)	414,538
297,250	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29(1)	291,647
303,131	Goal Capital Funding Trust, (06-1-B), 1.767% (3 mo. USD LIBOR + 0.45%), due 08/25/42(2)	280,481
518,200	Higher Education Funding I, (14-1-A), (144A), 2.367% (3 mo. USD LIBOR + 1.05%), due 05/25/34(1)(2)	516,686
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 2.187% (1 mo. USD LIBOR + 0.95%), due 11/25/48(1)(2)	564,266
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 2.214% (3 mo. USD LIBOR + 0.9%), due 10/25/41(2)	2,197,387
67,286	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48(1)	67,436
962,980	Scholar Funding Trust, (12-B-A2), (144A), 2.334% (1 mo. USD LIBOR + 1.1%), due 03/28/46(1)(2)	963,751
423,624	SLC Student Loan Trust, (04-1-B), 1.605% (3 mo. USD LIBOR + 0.29%), due 08/15/31(2)	387,586
532,888	SLC Student Loan Trust, (06-1-B), 1.53% (3 mo. USD LIBOR + 0.21%), due 03/15/55(2)	483,932
454,519	SLM Student Loan Trust, (04-2-B), 1.784% (3 mo. USD LIBOR + 0.47%), due 07/25/39(2)	422,343
541,872	SLM Student Loan Trust, (05-9-B), 1.614% (3 mo. USD LIBOR + 0.3%), due 01/25/41(2)	493,222

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
$1,400,000	SLM Student Loan Trust, (06-2-A6), 1.484% (3 mo. USD LIBOR + 0.17%), due 01/25/41(2)	$1,354,379
1,400,000	SLM Student Loan Trust, (06-8-A6), 1.474% (3 mo. USD LIBOR + 0.16%), due 01/25/41(2)	1,322,632
160,192	SLM Student Loan Trust, (07-6-B), 2.164% (3 mo. USD LIBOR + 0.85%), due 04/27/43(2)	151,682
150,000	SLM Student Loan Trust, (07-7-B), 2.064% (3 mo. USD LIBOR + 0.75%), due 10/27/70(2)	137,635
225,000	SLM Student Loan Trust, (08-2-B), 2.514% (3 mo. USD LIBOR + 1.2%), due 01/25/83(2)	212,757
225,000	SLM Student Loan Trust, (08-3-B), 2.514% (3 mo. USD LIBOR + 1.2%), due 04/26/83(2)	212,096
225,000	SLM Student Loan Trust, (08-4-B), 3.164% (3 mo. USD LIBOR + 1.85%), due 04/25/73(2)	220,337
225,000	SLM Student Loan Trust, (08-5-B), 3.164% (3 mo. USD LIBOR + 1.85%), due 07/25/73(2)	225,528
225,000	SLM Student Loan Trust, (08-6-B), 3.164% (3 mo. USD LIBOR + 1.85%), due 07/26/83(2)	221,468
225,000	SLM Student Loan Trust, (08-7-B), 3.164% (3 mo. USD LIBOR + 1.85%), due 07/26/83(2)	223,571
225,000	SLM Student Loan Trust, (08-8-B), 3.564% (3 mo. USD LIBOR + 2.25%), due 10/25/75(2)	225,972
225,000	SLM Student Loan Trust, (08-9-B), 3.564% (3 mo. USD LIBOR + 2.25%), due 10/25/83(2)	228,407
707,775	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46(1)	792,921
416,559	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36(1)	491,793
1,400,000	Student Loan Consolidation Center, (02-2-B2), (144A), 2.699% (28 day ARS ), due 07/01/42(1)(2)	1,111,012
326,894	Vermont Student Assistance Corp., (12-1-A), 1.934% (1 mo. USD LIBOR + 1.85%), due 07/28/34(2)	327,071
1,405,000	Voya CLO, Ltd., (15-2A-A), (144A), 2.713% (3 mo. USD LIBOR + 1.4%), due 07/23/27(1)(2)	1,415,348

	Total Asset-Backed Securities (Cost: $33,208,108)	33,624,757

	Mortgage-Backed Securities (52.6%)

	Commercial Mortgage-Backed Securities—Agency (1.8%)
10,866,636	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.617%, due 02/25/18(I/O)(3)	23,918
3,863,038	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.239%, due 01/25/19(I/O)(3)	63,469
12,000,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KS07-X), 0.778%, due 09/25/25(I/O)(3)	526,937
390,320	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	396,132
4,706,016	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-AX), 1.188%, due 01/25/20(I/O)(3)	98,906
7,506,394	Federal National Mortgage Association, (11-M5-A2), 1.27%, due 07/25/21(ACES)(I/O)(3)	276,082
266,778	Federal National Mortgage Association, (12-M11-FA), 1.786% (1 mo. USD LIBOR + 0.5%), due 08/25/19(ACES)(2)	266,749
13,914,938	Federal National Mortgage Association, (12-M14-X2), 0.576%, due 09/25/22(I/O)(3)	266,606
904,846	Federal National Mortgage Association, (13-M13-FA), 1.587% (1 mo. USD LIBOR + 0.35%), due 05/25/18(3)	905,607
8,811,727	Government National Mortgage Association, (09-114-IO), 0%, due 10/16/49(I/O)(3)(4)	65,532
22,521,243	Government National Mortgage Association, (11-10-IO), 0.063%, due 12/16/45(I/O)(3)	243,180
13,981,325	Government National Mortgage Association, (11-105-IO), 0%, due 09/16/51(I/O)(3)(4)	144,078
5,460,164	Government National Mortgage Association, (11-152-IO), 0.718%, due 08/16/51(I/O)(3)	120,533
17,926,375	Government National Mortgage Association, (11-42-IO), 0%, due 08/16/50(I/O)(3)(4)	228,283
16,442,058	Government National Mortgage Association, (12-4-IO), 0.291%, due 05/16/52(I/O)(3)	289,438
6,751,728	Government National Mortgage Association, (14-103-IO), 0.649%, due 05/16/55(I/O)(3)	275,064
6,739,750	Government National Mortgage Association, (14-125-IO), 0.973%, due 11/16/54(I/O)(3)	449,728
8,732,450	Government National Mortgage Association, (14-88-IE), 0.322%, due 03/16/55(I/O)(3)	279,568

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities—Agency (Continued)
$1,991,060	Government National Mortgage Association, (16-22-IX), 1.259%, due 06/16/38(I/O)(3)	$202,514

	Total Commercial Mortgage-Backed Securities—Agency	5,122,324

	Commercial Mortgage-Backed Securities—Non-Agency (2.8%)
260,000	BAMLL Commercial Mortgage Securities Trust, (14-520M-A), (144A), 4.325%, due 08/15/46(1)(3)	279,424
190,000	CGRBS Commercial Mortgage Trust, (13-VN05-A), (144A), 3.369%, due 03/13/35(1)	195,823
3,666,205	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 1.979%, due 09/10/45(I/O)(1)(3)(5)	253,426
4,432,864	COMM Mortgage Trust, (13-CR12-XA), 1.49%, due 10/10/46(I/O)(3)	239,515
1,420,000	COMM Mortgage Trust, (14-CR16-A2), 3.042%, due 04/10/47	1,443,693
275,000	GS Mortgage Securities Corp. Trust, (12-ALOH-A), (144A), 3.551%, due 04/10/34(1)	287,109
270,000	GS Mortgage Securities Corp. Trust, (12-SHOP-A), (144A), 2.933%, due 06/05/31(1)	273,869
11,500,000	GS Mortgage Securities Corp. Trust, (17-GPTX-XCP), (144A), 0.911%, due 05/10/34(I/O)(1)(3)(5)	239,065
12,161,003	JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), (144A), 2.128%, due 12/05/27(I/O)(1)(3)(4)	490,158
181,044	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32 (1)	181,924
240,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32(1)	249,889
279,009	JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-A), (144A), 3.093%, due 07/05/32(1)	287,392
3,720,009	JPMorgan Chase Commercial Mortgage Securities Trust, (13-LC11-XA), 1.481%, due 04/15/46(I/O)(3)	203,895
861,181	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	869,363
4,570,095	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C7-XA), 1.619%, due 02/15/46(I/O)(3)	249,423
255,000	OBP Depositor LLC Trust, (10-OBP-A), (144A), 4.646%, due 07/15/45(1)	269,452
1,858,842	UBS Commercial Mortgage Trust, (12-C1-XA), (144A), 2.269%, due 05/10/45(I/O)(1)(3)(5)	144,840
280,000	VNDO Mortgage Trust, (12-6AVE-A), (144A), 2.996%, due 11/15/30(1)	286,023
3,293,711	WFRBS Commercial Mortgage Trust, (12-C9-XA), (144A), 2.17%, due 11/15/45(I/O)(1)(3)	256,432
8,723,988	WFRBS Commercial Mortgage Trust, (14-C23-XA), 0.814%, due 10/15/57(I/O)(3)	290,085
6,384,404	WFRBS Commercial Mortgage Trust, (14-C24-XA), 1.103%, due 11/15/47(I/O)(3)	313,757
14,247,373	WFRBS Commercial Mortgage Trust, (14-LC14-XA), 1.519%, due 03/15/47(I/O)(3)	755,295

	Total Commercial Mortgage-Backed Securities—Non-Agency	8,059,852

	Residential Mortgage-Backed Securities—Agency (1.2%)
141,459	Federal Home Loan Mortgage Corp., (1673-SD), 14.672% (-2.155 * 10 year Treasury + 19.391%), due 02/15/24(I/F) (PAC)(2)	173,307
305,451	Federal Home Loan Mortgage Corp., (1760-ZD), 1.69% (1 * 10 year Treasury - 0.5%), due 02/15/24(2)	303,335
181,934	Federal Home Loan Mortgage Corp., (2990-JK), 17.066% (-4.001 * 1 mo. USD LIBOR + 22.004%), due 03/15/35(I/F)(2)	239,519
3,183,152	Federal Home Loan Mortgage Corp., (3122-SG), 4.396% (-1 * mo. USD LIBOR + 5.63%), due 03/15/36(I/O) (I/F) (TAC) (PAC)(2)	489,219
925,517	Federal Home Loan Mortgage Corp., (3239-SI), 5.416% (-1 * 1 mo. USD LIBOR + 6.65%), due 11/15/36(I/O) (I/F) (PAC)(2)	178,118
249,083	Federal Home Loan Mortgage Corp., (3323-SA), 4.876% (-1 * 1 mo. USD LIBOR + 6.11%), due 05/15/37(I/O) (I/F)(2)	31,183
344,573	Federal Home Loan Mortgage Corp., (3459-JS), 5.016% (-1 * 1 mo. USD LIBOR + 6.25%), due 06/15/38(I/O) (I/F)(2)	55,964

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Agency (Continued)
$1,831,062	Federal Home Loan Mortgage Corp., (4030-HS), 5.376% (-1 * 1 mo. USD LIBOR + 6.61%), due 04/15/42(I/O) (I/F)(2)	$329,227
2,154,733	Federal National Mortgage Association, (04-53-QV), 1.59% (-1 * 1 mo. USD LIBOR + 7.59%), due 02/25/34(I/O) (I/F)(2)	62,453
218,285	Federal National Mortgage Association, (07-42-SE), 4.873% (-1 * 1 mo. USD LIBOR + 6.11%), due 05/25/37(I/O) (I/F)(2)	26,732
2,439,907	Federal National Mortgage Association, (07-48-SD), 4.863% (-1 * 1 mo. USD LIBOR + 6.1%), due 05/25/37(I/O) (I/F)(2)	359,768
481,248	Federal National Mortgage Association, (09-69-CS), 5.513% (-1 * 1 mo. USD LIBOR + 6.75%), due 09/25/39(I/O) (I/F)(2)	84,195
2,592,243	Government National Mortgage Association, (06-35-SA), 5.364% (-1 * 1 mo. USD LIBOR + 6.6%), due 07/20/36(I/O) (I/F)(2)	416,804
4,423,311	Government National Mortgage Association, (06-61-SA), 3.514% (-1 * 1 mo. USD LIBOR + 4.75%), due 11/20/36(I/O) (I/F) (TAC)(2)	410,133
2,425,938	Government National Mortgage Association, (08-58-TS), 5.164,% (-1 * 1 mo. USD LIBOR + 6.4%), due 05/20/38(I/O) (I/F) (TAC)2)	292,021

	Total Residential Mortgage-Backed Securities—Agency	3,451,978

	Residential Mortgage-Backed Securities—Non-Agency (46.8%)
614,188	ACE Securities Corp., (04-IN1-A1), 1.877% (1 mo. USD LIBOR + 0.64%), due 05/25/34(2)	572,097
1,771,428	ACE Securities Corp., (07-ASP1-A2C), 1.497% (1 mo. USD LIBOR + 0.26%), due 03/25/37(2)	1,085,267
1,038,277	Adjustable Rate Mortgage Trust, (05-4-6A22), 3.542%, due 08/25/35(3)	634,383
673,476	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.786%, due 03/25/36(3)(6)	569,289
8,072,933	Alternative Loan Trust, (06-8T1-1A2), 4.263% (1 mo. USD LIBOR + 5.5%), due 04/25/36(I/O)(2)	1,297,587
360,470	Asset-Backed Funding Certificates, (05-HE2-M2), 1.987% (1 mo. USD LIBOR + 0.75%), due 06/25/35(2)	363,345
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 1.537% (1 mo. USD LIBOR + 0.3%), due 05/25/37(1)(2)	1,401,471
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 1.537% (1 mo. USD LIBOR + 0.3%), due 01/25/36(2)	1,415,366
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 1.507% (1 mo. USD LIBOR + 0.27%), due 03/25/36(2)	2,887,253
930,814	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 1.387% (1 mo. USD LIBOR + 0.15%), due 12/25/36(2)	906,180
1,095,782	Banc of America Alternative Loan Trust, (05-10-1CB1), 1.637% (1 mo. USD LIBOR + 0.4%), due 11/25/35(2)(6)	991,093
1,848,306	Banc of America Funding Corp., (15-R3-6A2), (144A), 1.404%, due 05/27/36(1)(3)	1,442,751
652,801	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	662,902
399,319	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36(6)	381,429
243,769	BCAP LLC Trust, (11-RR3-1A5), (144A), 3.575%, due 05/27/37(1)(3)	244,497
700,853	BCAP LLC Trust, (11-RR3-5A3), (144A), 3.561%, due 11/27/37(1)(3)	701,187
104,608	BCAP LLC Trust, (11-RR5-1A3), (144A), 3.093%, due 03/26/37(1)(3)	104,861
665,096	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 3.413%, due 10/25/33(3)	668,490
614,947	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 3.52% (1 year Treasury Constant Maturity Rate + 2.3%), due 10/25/35(2)	623,150
1,199,036	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 3.599%, due 06/25/47(3)(6)	1,167,065
1,030,869	Bear Stearns ALT-A Trust, (05-3-4A3), 3.25%, due 04/25/35(3)	1,023,712
765,789	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35(3)	754,849

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$497,837	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 1.467% (1 mo. USD LIBOR + 0.23%), due 04/25/36(2)	$526,712
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.78%, due 01/25/35	465,294
2,139,153	Centex Home Equity Loan Trust, (06-A-AV4), 1.487% (1 mo. USD LIBOR + 0.25%), due 06/25/36(2)	2,149,741
1,060,830	CIM Trust, (15-4AG-A1), (144A), 3.237% (1 mo. USD LIBOR + 2%), due 10/25/57(1)(2)	1,070,890
639,681	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 3.63% (1 year Treasury Constant Maturity Rate + 2.4%), due 10/25/35(2)	655,054
1,770,633	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 3.601%, due 10/25/35(2)(6)	1,664,590
254,561	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 1.477% (1 mo. USD LIBOR + 0.24%), due 10/25/36(2)	255,000
2,149,743	Citigroup Mortgage Loan Trust, Inc., (14-10-2A2), (144A), 1.484% (1 mo. USD LIBOR + 0.25%), due 07/25/37(1)(2)	1,985,167
1,208,817	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(6)	1,157,388
702,661	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(6)	663,111
763,928	COLT Mortgage Loan Trust, (16-1-A1), (144A), 3%, due 05/25/46(1)	779,135
166,309	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32(3)	174,481
1,736,015	Conseco Finance Securitizations Corp., (99-6-A1), (144A), 7.36%, due 06/01/30(1)(3)	1,229,912
347,617	Conseco Financial Corp., (96-6-M1), 7.95%, due 09/15/27(3)	377,872
409,999	Conseco Financial Corp., (96-7-M1), 7.7%, due 09/15/26(3)	441,392
62,064	Conseco Financial Corp., (97-3-A5), 7.14%, due 03/15/28	62,929
25,729	Conseco Financial Corp., (97-3-A7), 7.64%, due 03/15/28(3)	26,124
282,612	Conseco Financial Corp., (98-3-A6), 6.76%, due 03/01/30(3)	301,261
352,302	Conseco Financial Corp., (98-4-A5), 6.18%, due 04/01/30	360,613
301,263	Conseco Financial Corp., (98-4-A6), 6.53%, due 04/01/30(3)	321,721
319,002	Conseco Financial Corp., (98-4-A7), 6.87%, due 04/01/30(3)	343,027
1,110,548	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(3)	1,130,036
277,977	Countrywide Alternative Loan Trust, (05-20CB-4A1), 5.25%, due 07/25/20(6)	274,429
884,911	Countrywide Asset-Backed Certificates, (07-13-2A1), 2.137% (1 mo. USD LIBOR + 0.9%), due 10/25/47(2)	837,152
1,078,443	Countrywide Home Loans, (04-HYB4-B1), 3.517%, due 09/20/34(3)	218,609
29,918,582	Countrywide Home Loans, (06-14-X), 0.191%, due 09/25/36(I/O)(3)	184,448
1,693,867	Countrywide Home Loans, (06-HYB2-1A1), 3.601%, due 04/20/36(3)(6)	1,336,694
437,064	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.977% (1 mo. USD LIBOR + 0.74%), due 06/25/34(2)	430,302
1,499,391	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36(6)	1,050,071
834,895	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(6)	734,860
1,066,226	Credit Suisse Mortgage Trust, (12-2R-1A2), (144A), 3.53%, due 05/27/35(1)(3)	884,228
684,822	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	679,877
1,290,000	Credit-Based Asset Servicing and Securitization LLC, (05-CB4-M2), 1.687% (1 mo. USD LIBOR + 0.45%), due 07/25/35(2)	1,292,830
1,590,545	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.415%, due 01/25/36	1,401,669
2,928,990	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.434%, due 12/25/36	1,987,377
1,412,893	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.284%, due 02/25/37	1,029,421
1,388,184	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2C), 4.284%, due 02/25/37	1,011,291
1,626,062	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 3.881%, due 03/25/37	918,841

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$819,413	CSMC Trust, (14-CIM1-A1), (144A), 2.982% (1 mo. USD LIBOR + 1.75%), due 01/25/58(1)(2)	$829,583
2,242,886	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 5.584%, due 06/25/36(3)(6)	2,045,402
940,760	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 1.427% (1 mo. USD LIBOR + 0.19%), due 02/25/37(2)(6)	835,074
573,141	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 1.437% (1 mo. USD LIBOR + 0.2%), due 10/19/36(2)	514,262
1,135,960	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 1.397% (1 mo. USD LIBOR + 0.16%), due 10/25/36(2)	844,697
1,373,049	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 1.447% (1 mo. USD LIBOR + 0.21%), due 12/25/37(2)	987,591
667,292	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 3.072%, due 12/25/35(3)(6)	611,814
886,302	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30(2)	921,529
1,716,182	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,024,317
576,888	GSC Capital Corp. Mortgage Trust, (06-2-A1), 1.417% (1 mo. USD LIBOR + 0.18%), due 05/25/36(2)(6)	481,327
473,528	GSR Mortgage Loan Trust, (05-AR3-6A1), 3.542%, due 05/25/35(3)	459,132
629,041	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	578,200
41,912	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 1.527% (1 mo. USD LIBOR + 0.29%), due 01/25/36(2)	42,015
710,170	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 3.532%, due 10/25/34(3)	717,358
877,978	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 3.34%, due 10/25/35(3)(6)	774,047
566,616	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 1.687%, due 07/25/36(I/O)(3)	7,043
1,056,439	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 3.687%, due 06/25/36(3)	929,941
1,441,985	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 3.52%, due 05/25/37(3)(6)	1,275,723
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 1.427% (1 mo. USD LIBOR + 0.19%), due 04/25/37(3)	1,822,867
68,053	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(3)	68,584
951,860	JPMorgan Alternative Loan Trust, (06-A2-5A1), 3.449%, due 05/25/36(3)(6)	718,248
1,186,466	JPMorgan Mortgage Acquisition Corp., (05-FRE1-A2F3), 3.461%, due 10/25/35	1,177,159
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 1.467% (1 mo. USD LIBOR + 0.23%), due 11/25/36(2)	1,193,530
650,014	JPMorgan Mortgage Acquisition Trust, (07-CH4-A4), 1.397% (1 mo. USD LIBOR + 0.16%), due 01/25/36(2)	646,724
341,645	JPMorgan Mortgage Trust, (04-A6-5A1), 3.176%, due 12/25/34(3)	331,218
230,009	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	180,121
1,863,000	JPMorgan Resecuritization Trust, (15-4-1A5), (144A), 1.424% (1 mo. USD LIBOR + 0.19%), due 06/26/47(1)(2)	1,433,371
4,263,441	JPMorgan Resecuritization Trust, (15-4-2A2), (144A), 3.774%, due 06/26/47(1)(3)	1,466,909
132,923	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(2)	136,791
1,215,429	Lehman XS Trust, (06-10N-1A3A), 1.447% (1 mo. USD LIBOR + 0.21%), due 07/25/46(2)(6)	1,162,720
1,752,159	Lehman XS Trust, (06-12N-A31A), 1.437% (1 mo. USD LIBOR + 0.2%), due 08/25/46(2)(6)	1,492,198
1,396,515	Long Beach Mortgage Loan Trust, (04-4-M1), 2.137% (1 mo. USD LIBOR + 0.9%), due 10/25/34(2)	1,371,253
1,291,922	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(6)	1,065,587
414,319	MASTR Asset-Backed Securities Trust, (06-NC1-A4), 1.537% (1 mo. USD LIBOR + 0.3%), due 01/25/36(2)	411,187
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 1.517% (1 mo. USD LIBOR + 0.28%), due 05/25/37(2)	1,430,975

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,401,398	Merrill Lynch Alternative Note Asset Trust, (07-OAR2-A2), 1.444% (1 mo. USD LIBOR + 0.21%), due 04/25/37(2)	$1,179,031
832,635	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 1.367% (1 mo. USD LIBOR + 0.13%), due 06/25/37(2)	628,727
1,700,223	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 1.417% (1 mo. USD LIBOR + 0.18%), due 06/25/37(2)	1,251,400
486,055	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 3.63% (1 year Treasury Constant Maturity Rate + 2.4%), due 08/25/36(2)(6)	477,206
439,380	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	499,828
439,380	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	467,612
718,347	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 2.032% (1 mo. USD LIBOR + 0.795%), due 07/25/35(2)	721,930
1,030,354	Morgan Stanley ABS Capital I, Inc. Trust, (06-HE3-A1), 1.377% (1 mo. USD LIBOR + 0.14%), due 04/25/36(2)	989,701
724,759	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 3.165%, due 11/25/37(3)(6)	605,845
1,164,821	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 1.517% (1 mo. USD LIBOR + 0.28%), due 02/25/36(2)	1,145,724
683,809	MortgageIT Trust, (05-5-A1), 1.497% (1 mo. USD LIBOR + 0.26%), due 12/25/35(2)	684,649
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 1.487% (1 mo. USD LIBOR + 0.25%), due 04/25/37(2)	2,974,121
1,033,766	New Century Home Equity Loan Trust, (05-B-A2D), 1.637% (1 mo. USD LIBOR + 0.4%), due 10/25/35(2)	1,037,786
1,700,000	New Century Home Equity Loan Trust, (06-C-A2D), 1.577% (1 mo. USD LIBOR + 0.34%), due 12/25/35(2)	1,635,016
1,312,556	Nomura Asset Acceptance Corp., (06-AR1-1A), 4.559%, due 02/25/36(3)	1,195,055
1,933,398	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29(3)	1,210,542
770,149	Oakwood Mortgage Investors, Inc., (00-D-A4), 7.4%, due 07/15/30(3)	465,696
1,394,196	Oakwood Mortgage Investors, Inc., (01-C-A3), 6.61%, due 06/15/31(3)	486,458
1,023,036	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(3)	866,481
592,725	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(3)	539,460
358,123	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(3)	374,654
352,729	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28(3)	363,061
66,862	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	67,283
364,515	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	380,770
1,139,338	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30(3)	1,083,711
509,490	Park Place Securities, Inc., (05-WCW1-M1), 1.687% (1 mo. USD LIBOR + 0.45%), due 09/25/35(2)	511,633
188,007	Park Place Securities, Inc., (05-WHQ2-M1), 1.867% (1 mo. USD LIBOR + 0.63%), due 05/25/35(2)	188,636
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.006%, due 01/25/36	601,297
916,981	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36(6)	835,689
1,035,900	RASC Series Trust, (05-KS11-M1), 1.637% (1 mo. USD LIBOR + 0.4%), due 12/25/35(2)	1,038,616
2,165,572	RBSSP Resecuritization Trust, (12-6-4A2), (144A), 1.564% (1 mo. USD LIBOR + 0.33%), due 01/26/36(1)(2)	1,998,831
1,545,532	Residential Accredit Loans, Inc., (05-QA7-A1), 3.801%, due 07/25/35(3)(6)	1,277,909
856,355	Residential Accredit Loans, Inc., (05-QA8-CB21), 4.025%, due 07/25/35(3)(6)	716,961
1,107,554	Residential Accredit Loans, Inc., (06-QA10-A2), 1.417% (1 mo. USD LIBOR + 0.18%), due 12/25/36(2)	999,117

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$687,685	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(6)	$653,833
16,694,796	Residential Accredit Loans, Inc., (06-QS11-AV), 0.347%, due 08/25/36(I/O)(3)	258,279
7,591,972	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.755%, due 06/25/36(I/O)(3)	204,348
1,553,120	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(6)	1,422,689
18,466,595	Residential Accredit Loans, Inc., (07-QS2-AV), 0.324%, due 01/25/37(I/O)(3)	255,183
19,128,820	Residential Accredit Loans, Inc., (07-QS3-AV), 0.353%, due 02/25/37(I/O)(3)	288,784
442,251	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(6)	412,622
1,046,611	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 1.527% (1 mo. USD LIBOR + 0.29%), due 08/25/36(2)	1,041,296
1,190,446	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36(6)	911,319
3,069,446	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	559,039
48,117,526	Residential Funding Mortgage Securities, (06-S9-AV), 0.319%, due 09/25/36(I/O)(3)	441,791
43,363	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	43,744
92,222	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30(1)	92,549
2,926,000	Saxon Asset Securities Trust, (07-3-2A4), 1.727% (1 mo. USD LIBOR + 0.49%), due 09/25/47(2)	2,364,702
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 1.457% (1 mo. USD LIBOR + 0.22%), due 01/25/37(2)	3,148,070
1,209,226	Soundview Home Loan Trust, (06-1-A4), 1.537% (1 mo. USD LIBOR + 0.3%), due 02/25/36(2)	1,213,412
1,500,000	Soundview Home Loan Trust, (06-EQ1-A4), 1.487% (1 mo. USD LIBOR + 0.25%), due 10/25/36(2)	1,409,220
477,271	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 3.543%, due 10/25/35(3)	424,687
597,162	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 3.593%, due 10/25/47(3)(6)	543,442
767,161	Structured Asset Investment Loan Trust, (05-3-M2), 1.897% (1 mo. USD LIBOR + 0.66%), due 04/25/35(2)	771,410
735,201	Structured Asset Securities Corp., (05-WF4-M2), 1.667% (1 mo. USD LIBOR + 0.43%), due 11/25/35(2)	738,460
1,293,020	Structured Asset Securities Corp., (06-GEL4-A3), (144A), 1.537% (1 mo. USD LIBOR + 0.3%), due 10/25/36(1)(2)	1,276,733
2,562,513	WAMU Asset-Backed Certificates, (07-HE1-2A3), 1.387% (1 mo. USD LIBOR + 0.15%), due 01/25/37(2)	1,560,702
5,595,489	Wells Fargo Alternative Loan Trust, (07-PA2-2A2), 4.833% (1 mo. USD LIBOR + 6.07%), due 06/25/37(I/O)(2)	791,403
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 1.447% (1 mo. USD LIBOR + 0.21%), due 01/25/37(2)	659,028
869,173	Wells Fargo Home Equity Trust, (06-2-A4), 1.487% (1 mo. USD LIBOR + 0.25%), due 07/25/36(2)	862,543
583,248	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 3.386%, due 07/25/36(3)(6)	588,269
495,091	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 3.364%, due 04/25/37(3)(6)	474,199
221,919	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	234,297

	Total Residential Mortgage-Backed Securities—Non-Agency	133,446,759

	Total Mortgage-Backed Securities (Cost: $134,611,421)	150,080,913

	Corporate Bonds (26.5%)

	Aerospace/Defense (0.6%)
750,000	L3 Technologies, Inc., 5.2%, due 10/15/19	797,679
1,000,000	United Technologies Corp., 1.778%, due 05/04/18	1,000,623

	Total Aerospace/Defense	1,798,302

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Agriculture (0.3%)
$825,000	BAT International Finance PLC (United Kingdom), (144A), 1.85%, due 06/15/18(1)	$825,373

	Airlines (0.7%)
310,111	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	332,780
644,066	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	692,896
434,143	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	486,919
551,381	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	618,697

	Total Airlines	2,131,292

	Auto Manufacturers (0.2%)
500,000	General Motors Co., 3.5%, due 10/02/18	508,243
150,000	General Motors Co., 4.875%, due 10/02/23	162,444

	Total Auto Manufacturers	670,687

	Auto Parts & Equipment (0.0%)
66,000	Goodyear Tire & Rubber Co. (The), 4.875%, due 03/15/27	68,111

	Banks (7.8%)
1,000,000	Bank of America Corp., 3.875%, due 08/01/25	1,048,577
750,000	Bank of America Corp., 4%, due 04/01/24	793,020
1,665,000	Bank of America Corp., 5.65%, due 05/01/18	1,702,571
650,000	Bank of America Corp., 5.75%, due 12/01/17	654,497
1,250,000	Bank of America Corp., 6.875%, due 04/25/18	1,285,921
835,000	Bank of New York Mellon Corp. (The), 2.6%, due 02/07/22	844,360
600,000	Citigroup, Inc., 1.867% (3 mo. USD LIBOR + 0.55%), due 08/25/36(2)	500,661
600,000	Citigroup, Inc., 2.5%, due 09/26/18	603,979
1,000,000	Citigroup, Inc., 8.5%, due 05/22/19	1,103,393
500,000	Discover Bank / Greenwood DE, 2%, due 02/21/18	500,870
430,000	Goldman Sachs Group, Inc. (The), 3.272%, due 09/29/25(3)	431,281
590,000	Goldman Sachs Group, Inc. (The), 3.691% (3 mo. USD LIBOR + 1.51%), due 06/05/28(2)	597,012
750,000	Goldman Sachs Group, Inc. (The), 3.75%, due 05/22/25	771,907
1,150,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	1,175,271
380,000	JPMorgan Chase & Co., 3.22% (3 mo. USD LIBOR + 1.155%), due 03/01/25(2)	386,368
690,000	JPMorgan Chase & Co., 3.54% (3 mo. USD LIBOR + 1.38%), due 05/01/28(2)	696,620
500,000	JPMorgan Chase & Co., 3.9%, due 07/15/25	524,933
650,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(1)	701,995
1,110,000	Lloyds Banking Group PLC (United Kingdom), 4.65%, due 03/24/26	1,172,746
380,000	Morgan Stanley, 2.109% (3 mo. USD LIBOR + 0.8%), due 02/14/20(2)	382,011
550,000	Morgan Stanley, 3.625%, due 01/20/27	558,128
400,000	Morgan Stanley, 3.875%, due 04/29/24	418,969
2,000,000	Morgan Stanley, 6.625%, due 04/01/18	2,049,131
750,000	Morgan Stanley, 7.3%, due 05/13/19	812,176
750,000	Wells Fargo & Co., 3%, due 10/23/26	734,253
450,000	Wells Fargo & Co., 3%, due 04/22/26	440,947
1,250,000	Wells Fargo & Co., 3.584% (3 mo. USD LIBOR + 1.31%), due 05/22/28(2)	1,270,605

	Total Banks	22,162,202

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Beverages (0.4%)
$211,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	$218,803
389,000	Anheuser-Busch InBev Finance, Inc., 4.9%, due 02/01/46	445,148
263,000	Constellation Brands, Inc., 6%, due 05/01/22	301,022
196,000	DS Services of America, Inc., (144A), 10%, due 09/01/21(1)	207,760

	Total Beverages	1,172,733

	Biotechnology (0.6%)
690,000	Amgen, Inc., 4.663%, due 06/15/51	758,810
300,000	Baxalta, Inc., 2.875%, due 06/23/20	304,675
500,000	Celgene Corp., 4.625%, due 05/15/44	541,546

	Total Biotechnology	1,605,031

	Chemicals (0.2%)
280,000	Axalta Coating Systems LLC, (144A), 4.875%, due 08/15/24(1)	292,950
210,000	Valvoline, Inc., (144A), 5.5%, due 07/15/24(1)	225,094

	Total Chemicals	518,044

	Commercial Services (0.0%)
121,000	IHS Markit, Ltd., (144A), 5%, due 11/01/22(1)	130,982

	Cosmetics/Personal Care (0.1%)
270,000	First Quality Finance Co., Inc., (144A), 5%, due 07/01/25(1)	279,112

	Diversified Financial Services (0.5%)
300,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 4.5%, due 05/15/21	318,000
250,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18(1)	261,901
650,000	Raymond James Financial, Inc., 5.625%, due 04/01/24	737,918

	Total Diversified Financial Services	1,317,819

	Electric (0.8%)
615,000	FirstEnergy Corp., 3.9%, due 07/15/27	625,795
750,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25(1)	797,582
150,000	NextEra Energy Operating Partners LP, (144A), 4.5%, due 09/15/27(1)	153,750
500,000	Puget Energy, Inc., 6%, due 09/01/21	560,442

	Total Electric	2,137,569

	Engineering & Construction (0.3%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/21(1)	751,560

	Entertainment (0.2%)
275,000	Churchill Downs, Inc., 5.375%, due 12/15/21	284,969
140,000	GLP Capital LP / GLP Financing II, Inc., 5.375%, due 04/15/26	153,125

	Total Entertainment	438,094

	Environmental Control (0.0%)
135,000	Clean Harbors, Inc., 5.125%, due 06/01/21	137,484

	Food (0.2%)
140,000	Chobani LLC / Chobani Finance Corp, Inc., (144A), 7.5%, due 04/15/25(1)	152,600
400,000	Kraft Heinz Foods Co., 3%, due 06/01/26	383,879

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Food (Continued)
$120,000	Lamb Weston Holdings, Inc., (144A), 4.625%, due 11/01/24(1)	$125,700

	Total Food	662,179

	Food Service (0.0%)
88,000	Aramark Services, Inc., 4.75%, due 06/01/26	92,708

	Healthcare-Products (0.0%)
130,000	Hill-Rom Holdings, Inc., (144A), 5.75%, due 09/01/23(1)	137,962

	Healthcare-Services (1.6%)
270,000	Centene Corp., 4.75%, due 01/15/25	280,800
430,000	Cigna Corp., 3.05%, due 10/15/27	425,164
85,000	DaVita, Inc., 5.125%, due 07/15/24	85,372
131,000	DaVita, Inc., 5%, due 05/01/25	129,690
700,000	Fresenius Medical Care US Finance, Inc., (144A), 6.5%, due 09/15/18(1)	729,907
250,000	HCA, Inc., 4.75%, due 05/01/23	264,687
400,000	HCA, Inc., 5%, due 03/15/24	427,000
1,000,000	Humana, Inc., 7.2%, due 06/15/18	1,036,922
140,000	Molina Healthcare, Inc., (144A), 4.875%, due 06/15/25(1)	138,600
50,000	Molina Healthcare, Inc., 5.375%, due 11/15/22	52,000
700,000	NYU Hospitals Center, 4.428%, due 07/01/42	735,268
114,000	Tenet Healthcare Corp., (144A), 4.625%, due 07/15/24(1)	113,254
50,000	Tenet Healthcare Corp., 4.75%, due 06/01/20	51,605
140,000	WellCare Health Plans, Inc., 5.25%, due 04/01/25	147,700

	Total Healthcare-Services	4,617,969

	Household Products/Wares (0.1%)
200,000	Central Garden & Pet Co., 6.125%, due 11/15/23	215,000

	Insurance (0.8%)
500,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28(1)	629,397
600,000	MetLife, Inc., 6.4%, due 12/15/66	697,678
1,000,000	Nationwide Mutual Insurance Co., (144A), 3.61% (3 mo. USD LIBOR + 2.29%), due 12/15/24(1)(2)	1,001,250

	Total Insurance	2,328,325

	Internet (0.0%)
60,000	Zayo Group LLC / Zayo Capital, Inc., (144A), 5.75%, due 01/15/27(1)	63,750

	Media (0.7%)
300,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23(1)	318,000
290,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.125%, due 05/01/27(1)	294,362

800,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, due 07/23/22	847,847
150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, due 10/23/45	176,167
200,000	CSC Holdings LLC, (144A), 5.5%, due 04/15/27(1)	208,500
150,000	DISH DBS Corp., 5.125%, due 05/01/20	157,313
130,000	Sirius XM Radio, Inc., (144A), 3.875%, due 08/01/22(1)	133,283

	Total Media	2,135,472

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Miscellaneous Manufacturers (0.6%)
$2,000,000	General Electric Capital Corp., 1.795% (3 mo. USD LIBOR + 0.48%), due 08/15/36(2)	$1,791,106

	Oil & Gas (0.3%)
76,000	Antero Resources Corp., 5%, due 03/01/25	77,429
80,000	Concho Resources, Inc., 5.5%, due 10/01/22	82,204
110,000	Diamondback Energy, Inc., 4.75%, due 11/01/24	112,893
35,000	Gulfport Energy Corp., 6.375%, due 05/15/25	35,569
55,000	Newfield Exploration Co., 5.625%, due 07/01/24	59,125
135,000	Newfield Exploration Co., 5.75%, due 01/30/22	144,787
130,000	Parsley Energy LLC / Parsley Finance Corp., (144A), 6.25%, due 06/01/24(1)	137,475
35,000	QEP Resources, Inc., 5.25%, due 05/01/23	34,212
84,000	QEP Resources, Inc., 5.375%, due 10/01/22	82,950

	Total Oil & Gas	766,644

	Oil & Gas Services (0.1%)
185,250	Transocean Proteus, Ltd., (144A), 6.25%, due 12/01/24(1)	194,976

	Packaging & Containers (0.7%)
400,000	Amcor Finance USA, Inc., (144A), 3.625%, due 04/28/26(1)	396,315
300,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), (144A), 4.625%, due 05/15/23(1)	307,410
200,000	Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, due 09/30/26	202,500
280,000	Graphic Packaging International, Inc., 4.125%, due 08/15/24	290,780
410,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Luxembourg), 5.75%, due 10/15/20	416,406
275,000	Sealed Air Corp., (144A), 5.25%, due 04/01/23(1)	297,688

	Total Packaging & Containers	1,911,099

	Pharmaceuticals (0.7%)
500,000	Actavis Funding SCS (Luxembourg), 3.8%, due 03/15/25	520,071
417,000	AstraZeneca PLC (United Kingdom), 3.125%, due 06/12/27	411,269
500,000	Shire Acquisitions Investments Ireland DAC (Ireland), 1.9%, due 09/23/19	499,252
275,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23(1)	243,719
150,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25(1)	132,000
140,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.5%, due 03/15/22(1)	148,400
130,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 7%, due 03/15/24(1)	138,983

	Total Pharmaceuticals	2,093,694

	Pipelines (1.8%)
90,000	Cheniere Corpus Christi Holdings LLC, (144A), 5.125%, due 06/30/27(1)	92,925
50,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	57,007
500,000	EQT Midstream Partners LP, 4.125%, due 12/01/26	501,629
500,000	Kinder Morgan, Inc., (144A), 5.625%, due 11/15/23(1)	557,619
190,000	NGPL PipeCo LLC, (144A), 4.375%, due 08/15/22(1)	197,600
482,600	Pipeline Funding Co. LLC, (144A), 7.5%, due 01/15/30(1)	587,116
500,000	Plains All American Pipeline LP / PAA Finance Corp., 4.65%, due 10/15/25	518,000
255,000	Rockies Express Pipeline LLC, (144A), 5.625%, due 04/15/20(1)	269,344
95,000	Rockies Express Pipeline LLC, (144A), 6%, due 01/15/19(1)	98,563
400,000	Sabine Pass Liquefaction LLC, 5.625%, due 03/01/25	442,500

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Pipelines (Continued)
$500,000	Sunoco Logistics Partners Operations LP, 5.4%, due 10/01/47	$508,734
600,000	Texas Eastern Transmission LP, (144A), 2.8%, due 10/15/22(1)	594,856
200,000	Williams Partners LP, 3.6%, due 03/15/22	206,843
400,000	Williams Partners LP, 6.3%, due 04/15/40	478,465

	Total Pipelines	5,111,201

	REIT (3.6%)
1,000,000	Alexandria Real Estate Equities, Inc., 2.75%, due 01/15/20	1,010,455
500,000	CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, due 04/15/23	522,459
570,000	Digital Realty Trust LP, 3.7%, due 08/15/27	576,691
750,000	Education Realty Operating Partnership LP, 4.6%, due 12/01/24	774,374
52,000	Equinix, Inc., 5.375%, due 05/15/27	56,420
500,000	HCP, Inc., 3.75%, due 02/01/19	510,051
630,000	HCP, Inc., 4.25%, due 11/15/23	667,446
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	767,018
710,000	Healthcare Trust of America Holdings LP, 2.95%, due 07/01/22	713,189
85,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/24	92,529
430,000	Public Storage, 3.094%, due 09/15/27	429,202
290,000	SBA Communications Corp., (144A), 4%, due 10/01/22(1)	292,900
112,000	SBA Communications Corp., 4.875%, due 09/01/24	115,780
950,000	SL Green Realty Corp., 5%, due 08/15/18	968,689
750,000	Ventas Realty LP / Ventas Capital Corp., 2.7%, due 04/01/20	757,518
280,000	VEREIT Operating Partnership LP, 3%, due 02/06/19	282,275
650,000	WEA Finance LLC / Westfield UK & Europe Finance PLC, (144A), 2.7%, due 09/17/19(1)	655,797
1,000,000	Welltower, Inc., 4.125%, due 04/01/19	1,027,795

	Total REIT	10,220,588

	Retail (0.6%)
230,000	1011778 BC ULC / New Red Finance, Inc. (Canada), (144A), 4.25%, due 05/15/24(1)	231,380
50,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, (144A), 5%, due 06/01/24(1)	52,813
290,000	Landry’s, Inc., (144A), 6.75%, due 10/15/24(1)	293,987
755,000	Walgreens Boots Alliance, Inc., 3.45%, due 06/01/26	753,873
225,000	Walgreens Boots Alliance, Inc., 4.8%, due 11/18/44	239,919

	Total Retail	1,571,972

	Semiconductors (0.1%)
200,000	NXP BV / NXP Funding LLC (Netherlands), (144A), 4.125%, due 06/01/21(1)	209,750

	Software (0.3%)
62,000	CDK Global, Inc., (144A), 4.875%, due 06/01/27(1)	63,782
60,000	CDK Global, Inc., 5%, due 10/15/24	64,650
185,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., (144A), 5.75%, due 03/01/25(1)	188,816
181,000	First Data Corp., (144A), 5%, due 01/15/24(1)	188,611
67,000	MSCI, Inc., (144A), 4.75%, due 08/01/26(1)	70,601
275,000	Quintiles IMS, Inc., (144A), 4.875%, due 05/15/23(1)	287,375

	Total Software	863,835

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Telecommunications (1.6%)
$400,000	AT&T, Inc., 4.35%, due 06/15/45	$364,318
675,000	AT&T, Inc., 4.75%, due 05/15/46	651,630
285,000	AT&T, Inc., 4.9%, due 08/14/37	288,933
420,000	AT&T, Inc., 5.25%, due 03/01/37	440,932
105,000	Intelsat Jackson Holdings S.A. (Luxembourg), 5.5%, due 08/01/23	89,512
100,000	Intelsat Jackson Holdings S.A. (Luxembourg), (144A), 9.75%, due 07/15/25(1)	101,250
50,000	Level 3 Financing, Inc., 5.125%, due 05/01/23	50,969
61,000	Level 3 Financing, Inc., 5.375%, due 01/15/24	62,754
75,000	Level 3 Financing, Inc., 5.625%, due 02/01/23	77,526
200,000	SoftBank Group Corp. (Japan), (144A), 4.5%, due 04/15/20(1)	206,840
393,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18(1)	422,986
400,000	T-Mobile USA, Inc., 6.625%, due 04/01/23	420,000
400,000	Verizon Communications, Inc., 4.522%, due 09/15/48	388,855
583,000	Verizon Communications, Inc., 5.012%, due 04/15/49	598,450
420,000	Verizon Communications, Inc., 5.25%, due 03/16/37	462,288

	Total Telecommunications	4,627,243

	Total Corporate Bonds (Cost: $73,997,009)	75,759,868

	Municipal Bonds (2.4%)
705,000	Alabama Economic Settlement Authority, Revenue Bond, 4.263%, due 09/15/32	746,870
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,142,770
460,000	Florida’s Turnpike Enterprise, Build America Bonds, 6.8%, due 07/01/39	495,742
500,000	Metropolitan Water District of Southern California, Build America Bonds, 6.538%, due 07/01/39	537,870
800,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond, 5.008%, due 08/01/27	926,880
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	885,168
1,000,000	New York State Dormitory Authority, Revenue Bond, 5.289%, due 03/15/33	1,176,940
1,000,000	State of California, General Obligation Unlimited, 7.95%, due 03/01/36	1,128,470

	Total Municipal Bonds (Cost: $7,111,745)	7,040,710

	Total Fixed Income Securities (Cost: $ 248,928,283) (93.3%)	266,506,248

Number of Shares	Money Market Investments
7,978,459	State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.92%(7)	7,978,459

	Total Money Market Investments (Cost: $ 7,978,459) (2.8%)	7,978,459

Principal Amount	Short Term Investment
	Foreign Government Bonds (2.0%)
JPY365,000,000	Japan Treasury Bill, 0%, due 10/16/17(4)	3,242,701
JPY270,000,000	Japan Treasury Bill, 0%, due 01/10/18(4)	2,399,487

	Total Foreign Government Bonds (Cost: $5,700,662)	5,642,188

	U.S. Treasury Securities (3.3%)
$1,950,000	U.S. Treasury Bill, 0.995%, due 01/11/18(8)	1,944,488
3,925,000	U.S. Treasury Bill, 1.013%, due 01/04/18(8)	3,914,467
3,220,000	U.S. Treasury Bill, 1.053%, due 02/01/18(8)	3,208,433
350,000	U.S. Treasury Bill, 1.116%, due 03/01/18(8)(9)	348,370

	Total U.S. Treasury Securities (Cost: $9,414,586)	9,415,758

	Total Short-Term Investments (Cost: $15,115,248) (5.3%)	15,057,946

	TOTAL INVESTMENTS (Cost: $272,021,990) (101.4%)	289,542,653
	LIABILITIES IN EXCESS OF OTHER ASSETS (-1.4%)	(4,081,629)

	NET ASSETS (100.0%)	$285,461,024

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED) (CONT’D)

Futures Contracts—Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation
BUY
32	S&P 500 E-Mini Index Futures	12/15/17	3,977,261	$4,025,760	$48,499

				$4,025,760	$48,499

SELL
82	10-Year U.S. Treasury Note Futures	12/19/17	$10,391,312	$10,275,625	$115,687
20	Euro-BOBL Futures	12/7/17	3,112,454	3,101,618	10,836
20	U.S. Ultra Long Bond Futures	12/19/17	3,363,081	3,302,500	60,581

			$16,866,847	$16,679,743	$187,104

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (10)
Goldman Sachs International	JPY	365,000,000	10/16/17	$3,315,966	$3,244,508	$71,458
Goldman Sachs International	JPY	270,000,000	01/10/18	2,407,211	2,410,891	(3,680)

				$5,723,177	$5,655,399	$67,778

Notes to Schedule of Investments:

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2017, the value of these securities amounted to $59,616,618 or 20.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2017.
(3)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(4)	Security is not accruing interest.
(5)	Restricted security (Note 2).
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted as a result.
(7)	Rate disclosed is the 7-day net yield as of September 30, 2017.
(8)	Rate shown represents yield-to-maturity.
(9)	All or a portion of this security is held as collateral for open futures contracts.
(10)	Fund sells foreign currency, buys U.S. Dollar.
JPY	- Japanese Yen.
ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
TAC	- Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Sector or Industry (Unaudited)	September 30, 2017

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	46.8%
Asset-Backed Securities	11.8
Banks	7.8
REIT	3.6
Commercial Mortgage-Backed Securities—Non-Agency	2.8
Municipal Bonds	2.4
Commercial Mortgage-Backed Securities—Agency	1.8
Pipelines	1.8
Healthcare-Services	1.6
Telecommunications	1.6
Residential Mortgage-Backed Securities—Agency	1.2
Electric	0.8
Insurance	0.8
Airlines	0.7
Media	0.7
Packaging & Containers	0.7
Pharmaceuticals	0.7
Aerospace/Defense	0.6
Biotechnology	0.6
Miscellaneous Manufacturers	0.6
Retail	0.6
Diversified Financial Services	0.5
Beverages	0.4
Agriculture	0.3
Engineering & Construction	0.3
Oil & Gas	0.3
Software	0.3
Auto Manufacturers	0.2
Chemicals	0.2
Entertainment	0.2
Food	0.2
Cosmetics/Personal Care	0.1
Household Products/Wares	0.1
Oil & Gas Services	0.1
Semiconductors	0.1
Auto Parts & Equipment	0.0	*
Commercial Services	0.0	*
Environmental Control	0.0	*
Food Service	0.0	*
Healthcare-Products	0.0	*
Internet	0.0	*
Money Market Investments	2.8
Short-Term Investments	5.3

Total	101.4%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017 (UNAUDITED)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$33,091,528	$533,229	$33,624,757
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	5,122,324	—	5,122,324
Commercial Mortgage-Backed Securities—Non-Agency	—	4,623,961	3,435,891	8,059,852
Residential Mortgage-Backed Securities—Agency	—	3,451,978	—	3,451,978
Residential Mortgage-Backed Securities—Non-Agency	—	129,158,854	4,287,905	133,446,759

Total Mortgage-Backed Securities	—	142,357,117	7,723,796	150,080,913

Corporate Bonds*	—	75,759,868	—	75,759,868
Municipal Bonds	—	7,040,710	—	7,040,710

Total Fixed Income Securities	—	258,249,223	8,257,025	266,506,248

Money Market Investments	7,978,459	—	—	7,978,459
Short-Term Investments	9,415,758	5,642,188	—	15,057,946

Total Investments	$17,394,217	$263,891,411	$8,257,025	$289,542,653

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	71,458	—	71,458
Futures
Equity Risk	48,499	—	—	48,499
Interest Rate Risk	187,017	—	—	187,017

Total	$17,629,733	$263,962,869	$8,257,025	$289,849,627

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,680)	$—	$(3,680)

Total	$—	$(3,680)	$—	$(3,680)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)                                                                                                          September 30, 2017

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded over-the-counter (“OTC”) are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company LLC (the “Advisor”) that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of TCW Strategic Income Fund’s (the “Fund”) Board of Directors (the “Board”).

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2017 is listed after the Investments by Sector or Industry table.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended September 30, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

		Commercial
		Mortgage-	Residential
		Backed	Mortgage-Backed
	Asset-Backed	Securities —	Securities — Non-
	Securities	Non-Agency	Agency	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2016	$813,109	$1,034,557	$3,556,813	$769,766	$29,176	6,203,421
Accrued Discounts (Premiums)	—	(63,932)	(638,838)	—	$—	(702,770)
Realized Gain (Loss)	—	(249,418)	—	(173,083)	$(888)	(423,389)
Change in Unrealized Appreciation (Depreciation)	(279,880)	(109,500)	(84,571)	223,186	$29,114	(221,651)
Purchases	—	3,018,893	1,454,501	—	$—	4,473,394
Sales	—	(194,709)	—	(819,869)	$(57,402)	(1,071,980)
Transfers in to Level 3(1)	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—

Balance as of September 30, 2017	$533,229	$3,435,891	$4,287,905	$—	$—	$8,257,025

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017	$(279,880)	$(109,500)	$(41,899)	$—	$—	$(431,279)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2017, are as follows:

Description	Fair Value at September 30, 2017	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$533,229	Third-party Broker	Broker Quotes	$38.999 to 41.999	$40.784
Commercial Mortgage-Backed Securities-Non-Agency	$3,435,891	Third-party Vendor	Vendor Prices	$2.079 to 7.792	$4.608
Residential Mortgage-Backed Securities-Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,455,428	Third-party Vendor	Vendor Prices	$0.918 to 2.692	$1.316
Residential Mortgage-Backed Securities-Non-Agency (Interest Only Securities)	$2,832,477	Third-party Vendor	Vendor Prices	$0.616 to 18.213	$6.071

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using this process.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of its Pricing Committee in accordance with the guidelines established by the Board and under the general oversight of the Board. The Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2017, the Fund had the following derivatives grouped in the following risk categories:

TCW Strategic Income Fund, Inc.

Asset Derivatives

	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Futures Contracts	$—	$187,104	$48,499	$235,603
Forward Contracts	71,458	—	—	71,458

Total Value	$71,458	$187,104	$48,499	$307,061
Liability Derivatives
Forward Contracts	$(3,680)	$—	$—	$(3,680)

Total Value	$(3,680)	$—	$—	$(3,680)
Outstanding Contracts(1)
Forward Contracts	$5,666,462	$—	$—	$5,666,462
Futures Contracts	—	94	32	126

(1)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended September 30, 2017.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at September 30, 2017 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may seek to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount

(by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2017, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2017 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at anytime before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the period ended September 30, 2017, the Fund did not purchase or write any option contracts.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2017, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at September 30, 2017.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2017.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at September 30, 2017 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.312%, due 09/10/45	2/13/15-2/26/15	$362,582	$253,426	0.1%
JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), (144A), 1.893%, due 12/05/27	11/12/2015	552,471	490,158	0.2%
UBS Commercial Mortgage Trust 2012-C1, (12-C1-XA), (144A), 2.271%, due 05/10/45	6/27/17	146,965	144,840	0.1%

		$1,062,018	$888,424	0.4%

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a)Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 9, 2017

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	November 9, 2017